UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 13, 2014

Cliffs Natural Resources Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Public Square, Suite 3300, Cleveland, Ohio		44114-2315
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code:
(216) 694-5700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
On February 13, 2014, the Board of Directors of Cliffs Natural Resources Inc. (the “Company”) elected Gary B. Halverson, 55, as our chief executive officer effective immediately. He will continue as the president and principal executive officer and as a director of the Company. Mr. Halverson most recently served as our chief operating officer since November 2013. Prior to joining the Company, Mr. Halverson served as the interim chief operating officer for Barrick Gold Corporation Inc. (“Barrick”) since September 2013 and also as its president - North America since December 2011. Previously, he served as Barrick’s president - Australia Pacific from December 2008 until December 2011 and as its director of operations - Australia Pacific from August 2006 to December 2008.

There was no arrangement or understanding between Mr. Halverson and any other person(s) pursuant to which he was elected a chief executive officer. There are no family relationships between Mr. Halverson and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. There are no transactions since January 1, 2013 or any currently proposed transaction, in which the Company was or is to be a party and the amount involved exceeds $120,000, and in which Mr. Halverson had or will have a direct or indirect material interest. The Company’s proxy statement dated April 1, 2013 provides a detailed description of the material plans, contracts or arrangements in which Mr. Halverson is a party or has been a participant. There are no material plans, contracts or arrangements to which Mr. Halverson is a party or in which he participates that were entered into, or material amendments in connection with Mr. Halverson’s appointment as chief executive officer, nor any grants or awards to Mr. Halverson or any modifications thereto, under any such plan, contract or arrangement in connection with Mr. Halverson’s appointment as chief executive officer.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1
Cliffs Natural Resources Inc. published a news release on February 13, 2014 captioned, “Cliffs Natural Resources Inc. Announces Appointment of Gary B. Halverson as President and Chief Executive Officer”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cliffs Natural Resources Inc.

Date:	February 14, 2014	By:	/s/ Carolyn E. Cheverine
Name: Carolyn E. Cheverine
Title: Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1
Cliffs Natural Resources Inc. published a news release on February 13, 2014 captioned, “Cliffs Natural Resources Inc. Announces Appointment of Gary B. Halverson as President and Chief Executive Officer”